UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K


                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported)  July 13, 2007


                   AEI INCOME & GROWTH FUND 24 LLC
      (Exact name of registrant as specified in its charter)


      State of Delaware              000-49653            41-1990952
(State or other jurisdiction     (Commission File       (IRS Employer
      of incorporation)                Number)         Identification No.)


      30 East 7th Street, Suite 1300, St. Paul, Minnesota, 55101
               (Address of Principal Executive Offices)


                           (651) 227-7333
       (Registrant's telephone number, including area code)



  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written  communication  pursuant  to  Rule  425  under  the
      Securities Act (17 CFR 230.425)
[  ]  Soliciting  material  pursuant to  Rule  14a-12  under  the
      Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
      (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
      (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

       On July 13, 2007, the Company sold a Tia's Tex-Mex restaurant in Tampa, Florida to an unrelated third party. The Company received net cash proceeds of approximately $2,450,000 for the property, which resulted in a net gain of approximately $66,300. In addition, the Company received a lease settlement payment of $257,320 from the primary guarantor of the lease on the property in exchange for releasing the guarantor from its guarantee. This payment was contingent on the completion of the sale of the property.

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

      (a) Financial statements of businesses acquired  -  Not
          Applicable.

      (b) Pro forma financial information - A limited number of pro forma adjustments are required to illustrate the effects of the transaction on the balance sheet and income statement. The following narrative description is furnished in lieu of the pro forma statements. Assuming the Company had sold the property on January 1, 2006:

          The Company's Investments in Real Estate would have been reduced by $2,432,087 and its Current Assets
          (cash)  would have increased by $2,707,320 and Member's
          Equity would have increased by $275,233.

          For the year ended December 31, 2006, Income from Discontinued Operations would have decreased $206,143, representing a decrease in rental income of $260,975, a decrease in depreciation expense of $48,399 and a decrease in property management expenses of $6,433. For the three months ended March 31, 2007, Income from Discontinued Operations would have decreased $65,112, representing a decrease in rental income of $65,025 and an increase in property management expenses of $87.

          The net effect of these pro forma adjustments would have caused Net Income to decrease from $1,654,834 to $1,448,691 and from $278,307 to $213,195, which would have resulted in Net Income of $55.85 and $8.40 per LLC Unit outstanding for the year ended December 31, 2006 and the three months ended March 31, 2007, respectively.

      (c) Shell company transactions - Not Applicable.

      (d) Exhibits - Not required. The property sold represents less than 15% of the total assets of the Company as of July 13, 2007.

                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              AEI INCOME & GROWTH FUND 24 LLC

                              By: AEI Fund Management XXI, Inc.
                                 Its:  Managing Member

Date: July 19, 2007           /s/ Patrick W Keene
                              By: Patrick W. Keene
                                 Its:  Chief Financial Officer